UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐ Confidential, For Use of the Commission only (as permitted by Rule 14c-5(d)(2))
☐ Definitive Proxy Statement
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NEWPORT DIGITAL TECHNOLOGIES, INC.
(Name of Registrant as Specified in Its Charter)

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NEWPORT DIGITAL TECHNOLOGIES, INC.
620 Newport Center Drive
Newport Beach, California  92660

September 23, 2011
Dear Fellow Stockholder:

You are cordially invited to attend a Special Meeting of Stockholders of Newport Digital Technologies, Inc. scheduled to be held on Friday, October 28, 2011, at 9:00 a.m., California Time, at our offices at 620 Newport Center Drive, Newport Beach, California  92660. We look forward to greeting you at the meeting.

At the meeting, you will be asked to approve a proposal to amend our Articles of Incorporation to increase the authorized number of shares of Common Stock that we may issue from 1,800,000,000 shares to 10,000,000,000 shares and to transact such other business as may properly come before this meeting or any adjournments or postponements thereof.

This proposal is important, and we urge you to vote in favor of it.

For street-name holders, to ensure that the shares you beneficially own are able to participate in this meeting, please review our proxy materials and follow the instructions for voting your shares on the voting instruction form that you will be receiving from Broadridge Financial Solutions, Inc. or your nominee holder. If you are a stockholder of record who receives a Notice of Internet Availability of Proxy Materials from us, you should follow the instructions sent to you in that Notice.

Voting your shares is important, among other things, to ensure that we get the minimum quorum required for this Special Meeting. Your affirmative participation in the voting process also helps us avoid the need and the added expense of having to contact you to solicit your vote and helps us avoid the need of having to reschedule the meeting. We hope that you will exercise your legal rights and fully participate as a stockholder in our future.

We are using the SEC’s “notice and access” procedure for the Special Meeting. This procedure permits us to deliver a Notice of Internet Availability of Proxy Materials to our stockholders of record and to provide you with online access to our Proxy Statement, replacing the requirement that we automatically send you a paper copy of our proxy materials. Consistent with the announced objectives of “notice and access,” we believe that it enables us to provide you with the information that you need to determine how to vote on the proposal set forth in this Proxy Statement while lowering the costs of the Special Meeting and contributing environmental benefits by reducing our use of paper and other resources to produce, print and mail to you our proxy materials.

The close of business on September 12, 2011 is the record date for the Special Meeting. On or about September 23, 2011, we began mailing a Notice of Internet Availability of Proxy Materials to all of our stockholders of record as of the record date, and we have posted this Proxy Statement on the internet as described in that Notice. You may also choose to have a paper copy of the Proxy Statement sent to you by following the instructions on the Notice.

We have previously filed with the SEC, and we have incorporated by reference into this Proxy Statement, our Annual Report on Form 10-K for the year ended June 30, 2010 and our Quarterly Reports on Form 10-Q for the periods ended September 30, 2010, December 31, 2010 and March 31, 2011.

On behalf of your Board of Directors, we thank you for your continued support.

Sincerely,

Donald Danks
Chief Executive Officer

NEWPORT DIGITAL TECHNOLOGIES, INC.

Notice of Special Meeting of Stockholders

September 23, 2011

A Special Meeting of Stockholders of Newport Digital Technologies, Inc., a Nevada corporation (the “Company”), will be held on Friday, October 28, 2011, at 9:00 a.m., California Time, at our offices at 620 Newport Center Drive, Newport Beach, California  92660, for the purposes of approving a proposal to amend our Articles of Incorporation, as previously amended, to increase the authorized number of shares of Common Stock that we may issue from 1,800,000,000 shares to 10,000,000,000 shares and transacting such other business as may properly come before the meeting or any adjournments or postponements thereof.  These items of business are more fully described in the Proxy Statement accompanying this Notice of Special Meeting.

The Board of Directors has fixed the close of business on September 12, 2011 as the record date for determining the stockholders entitled to notice of and to vote at the Special Meeting. We are mailing a Notice of Internet Availability of Proxy Materials commencing on or about September 23, 2011 to all stockholders of record as of the record date for the meeting.  Copies of the attached Proxy Statement are available upon request by following the instructions in our Notice of Internet Availability of Proxy Materials.

We encourage you to cast your votes on the proposals to be considered at the Special Meeting electronically by using the website that hosts our Proxy Statement as described on the Notice of Internet Availability that you receive. If you have requested delivery of a printed version of the materials, you will receive a proxy card that you may use to vote your shares. You may also vote by telephone as set forth on your proxy card. Regardless of whether you plan to attend the Special Meeting, we encourage you to vote your shares electronically on the internet, by proxy card or by telephone in case your plans change. Please vote today to ensure that your votes are counted.

If you hold our shares in street name, please follow the instructions set forth below in “How to Cast Your Vote if You Are a Street-Name Holder,” and vote your shares.

Even if you plan to attend the Special Meeting in person, please vote today to ensure that your votes are counted, in case your plans change. If you are a stockholder of record and attend the Special Meeting in person, you will be able to vote your shares personally at the meeting if you so desire, even if you previously voted.

By Order of the Board of Directors

Donald Danks
Chief Executive Officer
Newport Beach, California
September 23, 2011

TABLE OF CONTENTS

General Information	5

Voting Securities, Record Date and Quorum	5

Votes Required	6

Voting Matters	6

Proposal One	7

Proposed Amendment to Articles of Incorporation to Increase Authorized Shares of Common Stock	7

Incorporation of Certain Documents by Reference	8

How to Cast Your Vote if You are a Stockholder of Record	9

How to Cast Your Vote if You are a Street-name Holder	9

Other Voting Matters	10

Security Ownership of Certain Beneficial Owners and Management	12

Other Matters	12

NEWPORT DIGITAL TECHNOLOGIES, INC.
620 Newport Center Drive
Newport Beach, California  92660

_____________________________________________

PROXY STATEMENT
Dated September 23, 2011
_____________________________________________

For a Special Meeting of Stockholders
To Be Held on October 28, 2011
_____________________________________________

GENERAL INFORMATION

A Special Meeting of Stockholders (the “Special Meeting”) is scheduled to be held at our offices at 620 Newport Center Drive, Newport Beach, California 92660 at 9:00 a.m., California Time, on October 28, 2011. We are furnishing this Proxy Statement to the holders of our Common Stock and Preferred Stock in connection with the solicitation of proxies by our Board of Directors for use at the Special Meeting and any adjournments or postponements of the Special Meeting.

This Proxy Statement and related materials are first being made available to stockholders on or about September 23, 2011.

VOTING SECURITIES, RECORD DATE AND QUORUM

The Board of Directors has fixed the close of business on September 12, 2011 as the record date for determining the stockholders entitled to notice of and to vote at the Special Meeting. Holders of record of shares of our Common Stock and Preferred Stock outstanding as of the close of business on that date are entitled to notice of and to vote at the Special Meeting.

Our voting securities consist of our Common Stock, par value $0.001 per share (the “Common Stock”) and our Preferred Stock, par value $0.001 per share (the “Preferred Stock”). As of the record date for the Special Meeting, there were 1,786,755,341 shares of Common Stock issued and outstanding and 16,000,000 shares of Preferred Stock issued and outstanding.  Each share of Common Stock is entitled to one vote on each matter to be voted on at the Special Meeting.  Each share of Preferred Stock is entitled to fifteen votes on each matter to be voted on at the Special Meeting.

You are considered to be a holder of record of each share that is registered in your name on the records of the transfer agent for our Common Stock and/or Preferred Stock.

Many of you hold your shares in a brokerage account or bank or through another nominee holder. In that case, you are considered the “beneficial owner” of shares held in “street name.” As a beneficial owner, you generally have the right to instruct your broker or nominee how to vote your shares, and that party is required to vote your shares in accordance with your instructions. The firm that maintains the account holding shares of Common Stock that you beneficially own is generally viewed as the stockholder of record of those shares and has the right to vote them, generally pursuant to your instructions. In the discussion in this Proxy Statement, we refer to these stockholdings as “street-name holdings” and to you as a “street-name holder.”

Under the SEC’s rules, for those of you who are street-name holders, you may permit your broker, bank or other nominee to vote on your behalf on Proposal One, the charter amendment proposal, to be considered at the meeting. If your broker, bank or other nominee exercises discretion in voting on your behalf, your shares will be treated as present at the meeting for all quorum purposes.

We understand that Proposal One is considered to be a “routine” proposal on which your broker or other nominee may exercise its discretion in voting. Accordingly, if you do not give voting instructions to your broker or other nominee holder, that party will be entitled to vote your shares on Proposal One in its discretion.

Street-name holders who desire to provide instructions to their nominee should review our proxy materials and follow the instructions for voting your shares on the voting instruction form that you will be receiving from your nominee. If you are a stockholder of record who receives a Notice of Internet Availability of Proxy Materials from us, please follow the instructions sent to you in that Notice.

Voting your shares is important, among other things, to ensure that we get the minimum quorum required for the Special Meeting. Your affirmative participation in the voting process also fosters your active participation as a stockholder and helps us avoid the need and the added expense of having to contact you to solicit your vote and helps us avoid the need of having to reschedule the Special Meeting. We hope that you will exercise your legal rights and fully participate as a stockholder in our future.

A majority of the shares of Common Stock outstanding on the record date that are present in person or represented by proxy will constitute a quorum for the transaction of business at the Special Meeting.

VOTES REQUIRED

Once a quorum of the shares entitled to vote is present in person or represented by proxy at the Special Meeting, the approval of the proposed amendment of our Articles of Incorporation will require the affirmative vote of a majority of the voting power of the collective Common Stock and Preferred Stock that are entitled to vote.

We do not know of any other matters to be presented for consideration at the Special Meeting. However, if any other matters are properly presented for consideration, the proxy holders will have the discretion to vote your shares on those matters in accordance with the Board of Directors’ recommendations. If the Board of Directors does not make a recommendation on any such matters, the proxy holders will be entitled to vote in their discretion on those matters.

VOTING MATTERS

Your vote is very important regardless of whether you are a holder of record or a street-name holder.

Regardless of the method by which you vote or hold the shares that you are entitled to vote, if you specify how your shares are to be voted, the shares represented by your proxy or other voting instructions will be voted in accordance with your instructions. If you do not give specific voting instructions when you grant an otherwise valid proxy, your shares will be voted as recommended by the Board of Directors or, if no recommendation is made, in the discretion of the proxy holders named on the proxy card.

For a discussion of the mechanics of voting, please see “How to Cast Your Vote if You are a Stockholder of Record,” “How to Cast Your Vote if You are a Street-Name Holder,” and “Other Voting Matters” below.

PROPOSAL ONE
PROPOSED AMENDMENT TO ARTICLES OF INCORPORATION
TO INCREASE AUTHORIZED SHARES OF COMMON STOCK
Our Articles of Incorporation currently authorizes the issuance of 1,800,000,000 shares of Common Stock and 16,000,000 shares of Preferred Stock.  On August 2, 2011, the Board of Directors adopted a proposal to amend the Articles of Incorporation to increase the number of shares of Common Stock that we are authorized to issue to 10,000,000,000 shares, subject to stockholder approval at the Special Meeting.

The Board of Directors has declared the proposed amendment to be advisable and in the best interests of the Company and its stockholders and is accordingly submitting the proposed amendment to be voted on by the stockholders. On September 12, 2011, of the 1,800,000,000 currently authorized shares of Common Stock, 1,786,755,341 shares were issued.  Based upon these issued shares of Common Stock, we currently have 13,244,659 shares of Common Stock remaining available for issuance in the future for other corporate purposes.  Since the beginning of 2008, we have issued 1,336,786,840 shares of Common Stock for financing, acquisition, and compensatory purposes to officers, employees and others who have rendered services to the Company.

The Articles of Incorporation currently also authorizes the issuance of 16,000,000 shares of preferred stock, par value $0.001 per share, all of which is issued and outstanding. The proposed amendment to the Articles  of Incorporation would not change the authorized number of shares of preferred stock.

Text of the Amendment

We propose to amend  ARTICLE III of the Articles of Incorporation so that it would read in its entirety as follows:

ARTICLE III
SHARES

The aggregate number of shares which the corporation is authorized to issue is ten billion (10,000,000,000) common shares with each share having a par value of one thousandth dollar ($.001)and sixteen million (16,000,000) preferred shares with each share having a par value of one thousandth dollar ($.001).  The corporation is authorized to issue more  than one class or series  of  stock,  and the Board of  Directors' of the corporation, in accordance with Section 78.195 of the General Corporation Law of the State of Nevada,  is vested with authority to prescribe the price, classes, series,  and the number of each class or series of stock and the voting  powers, designations,  preferences,  limitations,  restrictions,  and relative rights of each class or series of stock.  All shares of stock shall be fully paid and nonassessable.

Purpose of the Amendment

The Board of Directors is recommending this increase in the authorized shares of Common Stock primarily to give us the flexibility to issue shares of Common Stock for future corporate needs. As a general matter, the Board of Directors would be able to issue these additional shares of Common Stock in its discretion from time to time without further action or approval of the stockholders. The Board’s discretion, however, would be subject to any other applicable rules and regulations in the case of any particular issuance or reservation for issuance that might require the stockholders to approve such transaction.

The newly authorized shares of Common Stock would be issuable for any proper corporate purpose, including future acquisitions, capital-raising or financing transactions involving Common Stock, convertible securities or other equity securities, stock splits, stock dividends and current or future equity compensation plans. The Board believes that these additional shares will provide us with needed flexibility to issue shares in the future without the potential expense or delay incident to obtaining stockholder approval for any particular issuance. There are currently no commitments or understandings with respect to the issuance of any of the additional shares of Common Stock that would be authorized by the proposed amendment.

Rights of Additional Authorized Shares

Any authorized shares of Common Stock, if and when issued, would be part of our existing class of Common Stock and would have the same rights and privileges as the shares of Common Stock currently outstanding. Our stockholders do not have pre-emptive rights with respect to the Common Stock, nor do they have cumulative voting rights. Accordingly, should the Board of Directors issue additional shares of Common Stock, existing stockholders would not have any preferential rights to purchase any of such shares, and their percentage ownership of our then outstanding Common Stock could be reduced.

Potential Adverse Effects of Amendment

Future issuances of Common Stock or securities convertible into Common Stock could have a dilutive effect on our earnings per share, book value per share and the voting power and interest of current stockholders. In addition, the availability of additional shares of Common Stock for issuance could, under certain circumstances, discourage or make more difficult any efforts to obtain control of the Company. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company, nor is this proposal being presented with the intent that it be used to prevent or discourage any acquisition attempt. However, nothing would prevent the Board from taking any such actions that it deems to be consistent with its fiduciary duties.

Effectiveness of Amendment

If the proposed amendment is adopted, it will become effective upon the filing of a certificate of amendment to the Articles of Incorporation with the Secretary of State of the State of Nevada.

Recommendation of the Board of Directors

The Board of Directors recommends that you vote FOR the adoption of the proposed amendment to the Certificate of Incorporation.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The Securities and Exchange Commission (“SEC”) allows us to “incorporate by reference” into this Proxy Statement certain of the information we have filed with the SEC. This means that we can disclose important information by referring you to those documents. Our SEC filing number is 000-33251. All documents that we file with the SEC on or after the date of this Proxy Statement pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), prior to the Special Meeting, will be deemed to be incorporated by reference into this Proxy Statement and to be a part of it from the date of filing of such documents. We are not, however, incorporating by reference any documents or portions thereof, whether specifically listed below or filed in the future, that are not deemed “filed” with the SEC under its rules and regulations. Any statement contained in a document incorporated or deemed to be incorporated by reference in this Proxy Statement shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained in it or in any other subsequently filed document which also is or is deemed to be incorporated by reference in this Proxy Statement modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

We incorporate by reference the following documents that we have filed with the SEC, and any filings that we make with the SEC in the future, under Section 13 of the Exchange Act, until the Special Meeting has been held:
•	Our Annual Report on Form 10-K for the year ended June 30, 2010; and
•	Our Quarterly Reports on Form 10-Q for the periods ended September 30, 2010, December 31, 2010 and March 31, 2011.
Copies of any documents incorporated by reference in this Proxy Statement are available free of charge by writing to Newport Digital Technologies, Inc., 620 Newport Center Drive, Newport Beach, California  92660, or by telephoning us at (714) 345-3766.

These documents, as well as various other reports, proxy statements and other information, may also be inspected and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an internet site that contains reports, proxy and information statements and other information regarding the company and other issuers that file electronically with the SEC. The address of the SEC’s internet site is www.sec.gov.  Except as otherwise stated above, information contained on these websites is not incorporated by reference into and does not constitute a part of this Proxy Statement.

HOW TO CAST YOUR VOTE IF YOU ARE A STOCKHOLDER OF RECORD

All stockholders of record will receive a Notice of Internet Availability of Proxy Materials. In the event that you request a set of printed proxy materials as directed on such Notice, we will send you proxy materials along with a proxy card.

Stockholders of record may vote electronically by using a website that provides links to our Proxy Statement. You may access your records on this website by using a control number printed on the Notice of Internet Availability.  Internet voting on the dedicated site is available 24 hours a day, seven days a week, except that no internet votes will be accepted after 11:59 P.M., California Time, on Thursday, October 27, 2011, the day prior to the Special Meeting. This cut-off time is necessary to enable us to complete a final vote tabulation.

Alternatively, if you asked to receive printed materials, you may vote:

•	by mail by using the proxy card and postage-paid return envelope that you receive; or

•	by using the toll-free telephone number that is included on your proxy card.
Your voting alternatives are more fully described in the Notice of Internet Availability of Proxy Materials that we are mailing to you.

If you vote by mail, simply mark, sign and date the proxy card, and return it in the postage-paid envelope that you will receive.

HOW TO CAST YOUR VOTE IF YOU ARE A STREET-NAME HOLDER

Street-name holders will generally receive a voting instruction form from Broadridge Financial Solutions, Inc. or another firm that is hired by your nominee holder to solicit votes on its behalf. That voting instruction form will generally afford you the opportunity to request a set of printed proxy materials, and you will be sent proxy materials if you request them.

Street-name holders will also generally be able to vote electronically on the internet by using a control number provided on the instruction form and a website identified on the voting instruction form that provides links to our Proxy Statement. You are encouraged to review our Proxy Statement before you cast your vote.

We understand that internet voting will generally be available to street-name holders 24 hours a day, seven days a week, except that street-name holders should cast their internet votes before 11:59 P.M., California Time, on Thursday, October 27, 2011, the day prior to the Special Meeting to allow us adequate time for the final tabulation of votes.

Street-name holders will also generally be entitled to vote:

•	by mail by using the voting instruction form and postage-paid return envelope that you receive

If you vote by mail, simply mark, sign and date the voting instruction form, and return it in the enclosed postage-paid envelope.

OTHER VOTING MATTERS

Voting in Person at the Special Meeting

Any stockholder of record may vote in person at the Special Meeting whether or not you have previously voted, and regardless of whether your prior vote was cast by internet, telephone or mail. If you attend the Special Meeting and vote your shares at that meeting, those shares will be counted as present for quorum purposes.

If you hold your shares in street name, you must obtain a written proxy, executed in your favor, from the nominee holding your shares of record in order to vote your shares in person at the Special Meeting.

If You Wish to Revoke Your Proxy

Regardless of the method you use to vote, you may revoke your proxy at any time before your shares are voted at the Special Meeting by:

•	voting electronically by internet at a later time;

•	submitting a properly signed proxy or voting instruction form with a later date; or
•	voting in person at the Special Meeting if you are a stockholder of record (or hold a valid proxy from the nominee who holds your shares in their name).

Please remember that, as described above, there will be no internet voting available after 11:59 P.M., California Time, on Thursday, October 27, 2011, the day prior to the Special Meeting.

Abstentions; Broker Non-Votes

Any shares for which a valid proxy is granted will be treated as shares that are present for the purpose of determining the presence of a quorum at the Special Meeting. If you or your street-name nominee do not grant a valid proxy for the Special Meeting, your shares will not be considered in determining the presence of a quorum.

If you or your nominee grant a valid proxy but abstain from voting on Proposal One, your shares will count for the purposes of determining the presence of a quorum but will otherwise be voted in accordance with your directions.

For street-name holders, as discussed above, your broker or other nominee may exercise its discretion in granting a valid proxy on Proposal One. For the purposes of the Special Meeting, a “broker non-vote” will occur when a bank, broker or other nominee holder does not submit a proxy on Proposal One contained in this Proxy Statement.

Multiple Accounts

If you hold shares in more than one account, shares that are registered in different names or shares that are held through one or more banks, brokerage firms or other nominees, you may receive more than one Notice of Internet Availability of Proxy Materials, more than one proxy card or more than one voting instruction form. Each of these Notices, proxy cards or voting instruction forms will likely relate to shares that you own in different accounts, in different names or with different banks, brokerage firms or other nominees.

We ask that you please follow the instructions on each Notice that you receive. We also ask that you please either vote the shares covered by each Notice electronically or sign, date and return all proxy cards and voting instruction forms that you receive. This will ensure that all of your shares are represented and voted at the Special Meeting.

Householding; Delivery of Documents to Security Holders Sharing an Address

We are making this Proxy Statement and the Notice of Internet Availability of Proxy Materials available to all stockholders of record as of the record date for the Special Meeting. This includes all financial institutions in which you have been identified to us as holding our shares in street name.

If you and other family members are street-name stockholders residing in the same household, you may receive only one Proxy Statement and one voting instruction form if you have previously made an election with your bank, broker or other nominee holder to deliver only one copy to you. This process of delivering only one set of these materials to multiple security holders sharing an address is called “householding.” Householding may provide convenience for you and cost savings for us. If you are participating in a householding program, it may continue until one or more of the stockholders within the household provides instructions to the contrary to their nominee.

If you are a street-name stockholder who is receiving multiple copies, you may elect to participate in a householding program. You can do that by requesting that only a single set of materials be sent to you in the future by following the householding instructions on the voting instruction form provided to you by your bank, broker or other nominee holder. Alternatively, if you are a street-name holder whose nominee holder utilizes the services of Broadridge Financial Solutions, Inc. (as indicated on the voting instruction form that Broadridge sends to you), you may send written householding instructions to Householding Department, 51 Mercedes Way, Edgewood, New York 11717 or call (800) 542-1061. The instructions must include your name and account number and the name of the bank, broker or other nominee holder. Otherwise, you should contact your bank, broker or other nominee holder.

If you are a street-name stockholder who has requested printed materials and you participate in a “householding” program, upon your request to receive separate copies in the future, you will receive an additional copy of the Proxy Statement and the Notice of Internet Availability of Proxy Materials. Instructions to request additional copies of these documents should be provided on the voting instruction form that your bank, broker or other holder of record provides to you.

Copies of this Proxy Statement and the Notice of Internet Availability of Proxy Materials are available upon request by calling (714) 345-3766 or by writing to Newport Digital Technologies, Inc., 620 Newport Center Drive, Newport Beach, California  92660

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides the beneficial ownership of our common stock by each person known by us to beneficially own more than 5% of our common stock outstanding as of September 12, 2011 and by the officers and directors of the Company as a group. Except as otherwise indicated, all shares are owned directly.

Name and Address	Common Shares	Percent of Class (1)

Richard Damion (2) 620 Newport Center Drive Newport Beach, CA 92660	189,643,457	13.64%

Michael Lutton 620 Newport Center Drive Newport Beach, CA 92660	120,000,000	8.63%

Robert George 620 Newport Center Drive Newport Beach, CA 92660	16,384,998	1.18%

Donald Danks 620 Newport Center Drive Newport Beach, CA 92660	48,000,000	3.45%

Weling Tsao 620 Newport Center Drive Newport Beach, CA 92660	120,000,000	8.63%

Ketan Mehta 620 Newport Center Drive Newport Beach, CA 92660	80,040,000	5.76%

All executive officers, directors and outside individuals as a group (five)	574,068,455	41.29%

(1) All percentages are calculated by giving effect to the potential exercise of options held by the applicable person, entity or group, but without giving effect to the potential exercise of options held by any other person, entity or group.

(2) Of the 319,643,000 common shares held by Mr. Damion, 319,637,000 shares are owned outright. The remaining 6,000,000 shares are shares which can be acquired by Mr. Damion through the exercise of options.  Also, the Company has 16,000,000 preferred shares authorized of which 16,000,000 are issued and outstanding and all of which are held by Mr. Damion.

OTHER MATTERS

This Proxy Statement is being delivered to you on our behalf. We are bearing the expenses of preparing, printing, web hosting and mailing this Proxy Statement and other proxy materials and all other expenses of soliciting proxies. We have retained Colonial Stock Transfer (“Colonial”) to solicit proxies by mail, internet or other means of electronic transmission and to request brokerage houses, banks and other custodians, nominees and fiduciaries to forward soliciting material to the beneficial owners of the Common and Preferred Stock held of record by those persons. We agreed to pay Colonial a fee of approximately  $2,500 for these services and will reimburse it for payments made to brokers and other nominee holders for their expenses in forwarding soliciting material. We have also agreed that Colonial's fees may increase if certain changes in the scope of its services occur. In addition, our directors, officers and employees may solicit proxies by personal interview, mail, telephone, facsimile, internet or other means of electronic transmission, although they will receive no additional compensation for such solicitation.

We do not know of any matters to be presented at the meeting other than those set forth in this Proxy Statement. However, if any other matters come before the meeting, the proxy holders will vote the shares represented by any proxy granted in their favor in such manner as the Board of Directors may recommend and otherwise in the proxy holders’ discretion.

By Order of the Board of Directors

Donald Danks
Chief Executive Officer
Newport Beach, California
September 23, 2011